UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 28, 2008 (March 27, 2008)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2008, the Compensation Committee of the Board of Directors of Nicor Inc. (the “Nicor Compensation Committee”) awarded restricted stock units to Russ M. Strobel, Nicor Inc.’s chairman, president and chief executive officer. Nicor Inc. is filing the restricted stock unit agreement applicable to this award to Mr. Strobel as an exhibit to this report, and its terms are incorporated herein by reference. This award to Mr. Strobel implements certain terms of Nicor Inc.’s 2008 Long Term Incentive Program, which is also filed as an exhibit to this report, and the terms of which are incorporated herein by reference.

On March 27, 2008, the Nicor Compensation Committee also awarded restricted stock units to named executive officers other than Mr. Strobel.  The form of the restricted stock unit agreement applicable to these awards to named executive officers other than Mr. Strobel was filed previously by Nicor Inc. (exhibit 10.2 to Nicor Inc.’s Form 8-K filed March 26, 2007), and its terms are incorporated herein by reference. These awards implement certain terms of Nicor Inc.’s 2008 Long term Incentive Program.

On March 27, 2008, the Nicor Compensation Committee awarded performance cash units to the named executive officers of Nicor Inc. The form of the performance cash unit agreement applicable to all named executive officers who received performance cash units is filed as an exhibit to this report, and its terms are incorporated herein by reference. These awards implement certain terms of Nicor Inc.’s 2008 Long Term Incentive Program.

On March 27, 2008, the Nicor Compensation Committee approved the Tropical Shipping Company Long-Term Incentive Plan and the Tropical Annual Incentive Compensation Plan. These plans establish terms applicable to a portion of the incentive compensation for Mr. Rick Murrell, the chairman and president of Tropical Shipping and Construction Company Limited and a named executive officer of Nicor Inc. Copies of these plans are filed as exhibits to this report, and their terms are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following are furnished as exhibits to this report

Exhibit No.	Description

10.1	Restricted Stock Unit Agreement between Nicor Inc. and Russ M. Strobel
10.2	Performance Cash Unit Agreement Form
10.3	2008 Long Term Incentive Program
10.4	Tropical Shipping Company Long-Term Incentive Plan
10.5	Tropical Annual Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NICOR INC.

Dated: March 28, 2008	By: /s/ PAUL C. GRACEY, JR.
Paul C. Gracey, Jr.
Senior Vice President, General Counsel and
Secretary

Exhibit Index

Exhibit Number	Description of Document

10.1	Restricted Stock Unit Agreement between Nicor Inc. and Russ M. Strobel
10.2	Performance Cash Unit Agreement Form
10.3	2008 Long Term Incentive Program
10.4	Tropical Shipping Company Long-Term Incentive Plan
10.5	Tropical Annual Incentive Compensation Plan